EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Monmouth Community Bancorp (the "Company") on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Anthony Giordano, III, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. ss.78m or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2004               /s/ Anthony Giordano, III
                                     -----------------------------------
                                     Anthony Giordano, III
                                     Executive Vice President, Chief Financial
                                     Officer, Treasurer and Secretary